Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

Note 14 – Income Taxes

A.General

The Company is assessed for tax purposes on an unconsolidated basis. Each of the Company’s subsidiaries is subject to the tax rules prevailing in its country of incorporation.

B.Corporate Taxation

Israeli Companies:

In January 2016, the Israeli corporate income tax law was amended and reduced as of January 1, 2016 to 25% (from 26.5%). In December 2016, the Israeli corporate income tax law was further amended and reduced as of January 1, 2017 to 24% and as of January 1, 2018 and onwards to 23%.

On February 7, 2018, the Israeli Tax Authority issued a ruling granting the Company’s Israeli subsidiary, Galmed Research and Development Ltd, a ”Preferred Technological Enterprise” status  as defined under the Encouragement of Capital Investment Law -1959 (the "Approval"). The grant of the status means that the Company’s Israeli subsidiary will be subject to a reduced Israeli corporate tax rate that will range between 6%‑12% on any future taxable "technological income" which includes sales, licenses and royalties from its IP protected products. The tax ruling applies for five years until 2022 and may be extended for further periods subject to meeting certain requirements.

Maltese subsidiary:

Taxable income of Maltese companies was subject to tax at the rate of 35% in 2017-2019.

C.Net Operating Loss Carry forward

As of December 31, 2019, the Company had approximately $95.7 million net-operating-loss carry forwards, consisting of approximately $11.7 million of Maltese net-operating-loss carry forwards and approximately 84.0 million Israeli net-operating-loss carry forward. Additionally, the Company had approximately $3.5 million of capital loss carry forward from the sale of marketable debt securities in Israel. The Maltese and the Israeli loss carry forwards have no expiration date.

D.Deferred income taxes

Deferred-tax assets for carry forward losses in Malta and Israel are calculated using the applicable tax rate at the time of expected realization of the carry forward losses. The Company has provided full valuation allowances in respect of deferred-tax assets. Management currently believes that it is more likely than not that those deferred taxes will not be realized in the foreseeable future.

Significant components of the Company’s and its subsidiaries’ assets are as follows

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets
Israeli companies net-operating-loss carry forward	$10,085	$6,230
Maltese subsidiary net-operating-loss carry forward	4,081	4,611
Israeli subsidiary capital-loss carry forward	881	294
Other reserves and allowances	21	16
Total deferred-tax assets	15,068	11,151
Valuation allowance	(15,068)	(11,151)
Net deferred-tax assets	$—	$—

E.Tax assessments

The Israeli subsidiaries received final tax assessments through the year ended December 31, 2014.

F.Effective tax expense

A reconciliation of the Company’s effective tax expense to the Company’s theoretical statutory tax benefit is as follows:

	Year ended December 31,
	2019	2018	2017
	(in thousands)

Loss before taxes on income, as reported in the consolidated statements of operations	$20,461	$9,781	$12,299

Statutory tax rate	12%	12%	24%

Theoretical tax benefit	2,455	1,174	2,952
Losses and other items for which a valuation allowance was provided or benefit from loss carry forwards	(2,455)	(1,174)	(2,952)
Tax withheld from upfront payment from Samil	—	75	—
Actual tax expense	$—	$75	$—